Exhibit (h)(4)(ii)

SCHEDULE A

MANAGEMENT SERVICES AGREEMENT

BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

AS OF APRIL 23, 2021

PROFUNDS:1

Banks UltraSector ProFund	0.15%
Basic Materials UltraSector ProFund	0.15%
Bear ProFund	0.15%
Biotechnology UltraSector ProFund	0.15%
Bull ProFund	0.15%
Communication Services UltraSector ProFund[2]	0.15%
Consumer Goods UltraSector ProFund	0.15%
Consumer Services UltraSector ProFund	0.15%
Europe 30 ProFund	0.15%
Falling U.S. Dollar ProFund	0.15%
Financials UltraSector ProFund	0.15%
Government Money Market ProFund	0.35%
Health Care UltraSector ProFund	0.15%
Industrials UltraSector ProFund	0.15%
Internet UltraSector ProFund	0.15%
Large-Cap Growth ProFund	0.15%
Large-Cap Value ProFund	0.15%
Mid-Cap Growth ProFund	0.15%
Mid-Cap ProFund	0.15%
Mid-Cap Value ProFund	0.15%
NASDAQ-100 ProFund	0.15%
Oil & Gas UltraSector ProFund	0.15%
Oil Equipment & Services UltraSector ProFund[3]	0.15%
Pharmaceuticals UltraSector ProFund	0.15%
Precious Metals UltraSector ProFund	0.15%
Real Estate UltraSector ProFund	0.15%
Rising Rates Opportunity 10 ProFund	0.15%
Rising Rates Opportunity ProFund	0.15%
Rising U.S. Dollar ProFund	0.15%
Semiconductor UltraSector ProFund	0.15%
Short NASDAQ-100 ProFund	0.15%
Short Oil & Gas ProFund	0.15%
Short Precious Metals ProFund	0.15%
Short Real Estate ProFund	0.15%
Short Small-Cap ProFund	0.15%
Small-Cap Growth ProFund	0.15%
Small-Cap ProFund	0.15%
Small-Cap Value ProFund	0.15%
Technology UltraSector ProFund	0.15%
Telecommunications UltraSector ProFund	0.15%
U.S. Government Plus ProFund	0.15%
UltraBear ProFund	0.15%
UltraBull ProFund	0.15%
UltraChina ProFund	0.15%
UltraDow 30 ProFund	0.15%
UltraEmerging Markets ProFund	0.15%
UltraInternational ProFund	0.15%
UltraJapan ProFund	0.15%
UltraLatin America ProFund	0.15%
UltraMid-Cap ProFund	0.15%
UltraNASDAQ-100 ProFund	0.15%
UltraShort China ProFund	0.15%
UltraShort Dow 30 ProFund	0.15%
UltraShort Emerging Markets ProFund	0.15%
UltraShort International ProFund	0.15%
UltraShort Japan ProFund	0.15%
UltraShort Latin America ProFund	0.15%
UltraShort Mid-Cap ProFund	0.15%
UltraShort NASDAQ-100 ProFund	0.15%
UltraShort Small-Cap ProFund	0.15%
UltraSmall-Cap ProFund	0.15%
Utilities UltraSector ProFund	0.15%
Access Flex High Yield ProFund	0.15%
Access Flex Bear High Yield ProFund	0.15%

PROFUNDS VP:[4]
ProFund VP Asia 30	0.10%
ProFund VP Banks	0.10%
ProFund VP Basic Materials	0.10%
ProFund VP Bear	0.10%
ProFund VP Biotechnology	0.10%
ProFund VP Bull	0.10%
ProFund VP Consumer Goods	0.10%
ProFund VP Consumer Services	0.10%
ProFund VP Dow 30	0.10%
ProFund VP Emerging Markets	0.10%
ProFund VP Europe 30	0.10%
ProFund VP Falling U.S. Dollar	0.10%
ProFund VP Financials	0.10%
ProFund VP Health Care	0.10%
ProFund VP Industrials	0.10%
ProFund VP International	0.10%
ProFund VP Internet	0.10%
ProFund VP Japan	0.10%
ProFund VP Large-Cap Growth	0.10%
ProFund VP Large-Cap Value	0.10%
ProFund VP Mid-Cap	0.10%
ProFund VP Mid-Cap Growth	0.10%
ProFund VP Mid-Cap Value	0.10%
ProFund VP Government Money Market	0.10%
ProFund VP NASDAQ-100	0.10%
ProFund VP Oil & Gas	0.10%
ProFund VP Pharmaceuticals	0.10%
ProFund VP Precious Metals	0.10%
ProFund VP Real Estate	0.10%
ProFund VP Rising Rates Opportunity	0.10%
ProFund VP Semiconductor	0.10%
ProFund VP Short Dow 30	0.10%
ProFund VP Short Emerging Markets	0.10%
ProFund VP Short International	0.10%
ProFund VP Short Mid-Cap	0.10%
ProFund VP Short NASDAQ-100	0.10%
ProFund VP Short Small-Cap	0.10%
ProFund VP Small-Cap	0.10%
ProFund VP Small-Cap Growth	0.10%
ProFund VP Small-Cap Value	0.10%
ProFund VP Technology	0.10%
ProFund VP Telecommunications	0.10%
ProFund VP U.S. Government Plus	0.10%
ProFund VP UltraBull	0.10%
ProFund VP UltraMid-Cap	0.10%
ProFund VP UltraNASDAQ-100	0.10%
ProFund VP UltraShort Dow 30	0.10%
ProFund VP UltraShort NASDAQ-100	0.10%
ProFund VP UltraSmall-Cap	0.10%
ProFund VP Utilities	0.10%
ProFund Access VP High Yield	0.10%

PROFUND ADVISORS LLC, a Maryland limited liability company		PROFUNDS, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Todd B. Johnson
	Michael L. Sapir Chief Executive Officer		Todd B. Johnson President

11	All fees are computed daily and paid monthly.
22	f/k/a Mobile Telecommunications UltraSector ProFund
33	f/k/a Oil Equipment, Services & Distribution UltraSector ProFund
44	All fees are computed daily and paid monthly.